UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Rule 12g-3(a))

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2008

1st Financial Services Corporation

(Exact name of registrant as specified in its charter)

North Carolina	To be assigned *	26-0207901
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Jack Street Hendersonville, North Carolina	28792
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (828) 697-3100

*	This Report is filed by Registrant as successor issuer to Mountain 1st Bank (the “Bank”). The Bank’s common stock previously was registered under Section 12(g) of the Exchange Act, and, pursuant to Section 12(i) of the Exchange Act, the Bank filed reports with the Federal Deposit Insurance Corporation. Registrant’s common stock is deemed to be registered under Section 12(g) of the Exchange Act by virtue of Rule 12g-3(a).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

[In this Report on Form 8-K, the terms “we,” “us” and “our” refer to the

Registrant, 1st Financial Services Corporation.]

On May 27, 2008, Mary K. Dopko, who previously has been elected as our Controller and as Controller of our subsidiary, Mountain 1st Bank and Trust Company, was elected to serve as our Principal Accounting Officer.

Item 8.01.	Other Events.

COMPLETION OF SHARE EXCHANGE

We were incorporated on May 14, 2007, by and at the direction of the Board of Directors of Mountain 1st Bank & Trust Company (the “Bank”) for the sole purpose of acquiring the Bank and serving as the Bank’s parent bank holding company.

Effective at 12:01 a.m. on May 24, 2008 (the “Effective Time”), we acquired the Bank in a statutory share exchange (the “Reorganization”) effected under North Carolina law and in accordance with the terms of an Agreement and Plan of Reorganization and Share Exchange dated May 15, 2007 (the “Agreement”). Prior to the Effective Time, we had no material assets and had not conducted any business or operations except for activities related to our organization and the Reorganization.

The Agreement and the Reorganization previously were approved by the Bank’s shareholders at the annual meeting held on June 25, 2007. Pursuant to the Agreement, at the Effective Time each of the 4,997,027 outstanding shares of the Bank’s $5.00 par value common stock formerly held by its shareholders was converted into and exchanged for one newly issued share of our $5.00 par value common stock, and the Bank became our wholly-owned subsidiary. The shares of our common stock issued to the Bank’s shareholders were issued without registration under the Securities Act of 1933, as amended, pursuant to the exemption from registration provided by Section 3(a)(12) of that Act.

Also at the Effective time, we adopted the Mountain 1st Director Stock Option Plan and Employee Stock Option Plan (the “Plans”) as our own, and each then current outstanding option to purchase shares of the Bank’s common stock (“Stock Options”) under those Plans was converted into an option to purchase the same number of shares of our common stock on the same terms and conditions as were in effect with respect to those outstanding Stock Options under the written agreements pertaining thereto and the written plans under which such Stock Options were issued.

Our directors are the same as those of the Bank, and our current shareholders consist of the former shareholders of the Bank who own the same percentages of our common stock as they previously owned of the Bank’s common stock. Shareholders will receive certificates evidencing their shares of our common stock in exchange for and upon the proper surrender of their Bank certificates. The trading symbol for our common stock is “FFIS”.

We are a North Carolina business corporation that will operate as a registered bank holding company under the Bank Holding Company Act of 1956, as amended. As such, we are subject to supervision and examination by, and the regulations and reporting requirements of, the Federal Reserve Board. We have no other subsidiaries. Our principal office is the same as the Bank’s main banking office and is located at 101 Jack Street, Hendersonville, North Carolina. Our telephone number at that address is (828) 697-3100.

The Bank is an insured, North Carolina state-chartered commercial bank which was incorporated and commenced banking operations during 1998 and which engages in a general commercial and consumer banking business. The Bank’s operations are primarily retail oriented and are aimed at individuals and small to medium-sized businesses located in its market area. The Bank will continue to exist, and to conduct its business, in the same manner and under the same name as it did before the Reorganization.

Prior to the Effective Time, the Bank’s common stock was registered under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Bank was subject to the information requirements of the Exchange Act and, in accordance with Section 12(i) thereof, it filed annual and quarterly reports, proxy statements and other information with the Federal Deposit Insurance Corporation (“FDIC”). Copies of reports filed by the Bank are on file with the FDIC and are available for inspection at the offices of the FDIC’s Accounting and Securities Disclosure Section located at Room F-6043, 550 17th Street, N.W., Washington, DC 20429. Copies of those reports also may be obtained by contacting the FDIC’s Accounting and Securities Disclosure Section at (202) 898-8913, or by facsimile at (202) 989-8505.

As a result of the Reorganization, we have become a successor issuer to the Bank as provided in the Commission’s Rule 12g-3(a) under the Exchange Act, and our common stock is deemed to be registered under Section 12(g) of the Exchange Act. We have become subject to the information requirements of the Exchange Act and will file reports, proxy statements and other information with the Commission. This Current Report on Form 8-K is our initial report under the Exchange Act.

DESCRIPTION OF REGISTRANT’S COMMON STOCK

Authorized Capital Stock. Our Articles of Incorporation authorize us to issue 20,000,000 shares of common stock, having a par value of $5.00. Shares of our common stock represent equity interests in 1st Financial Services Corporation. They are not bank deposits or savings accounts and are not insured or guaranteed by the FDIC or any other governmental agency or by the Bank.

Voting Rights. Except as described below, the holders of our commons stock are entitled to one vote per share held of record on all matters submitted to a vote of shareholders and in the election of each director. Shareholders are not entitled to vote cumulatively in the election of directors.

The North Carolina Control Share Acquisition Act, in general, provides that shares of voting stock of a corporation (to which the Act applies) acquired in a “control share acquisition” (“Control Shares”) will have no voting rights unless those rights are granted by resolution adopted by the holders of at least a majority of the outstanding shares of the corporation entitled to vote in the election of directors, excluding shares held by the person who has acquired or proposes to acquire the Control Shares and excluding shares held by any officer or director who is also an employee of the corporation. “Control Shares” are defined as shares of a corporation that are acquired by any person and which, when added to any other shares already owned by that person, would entitled that person (except for the application of the Act) to voting power in the election of directors equal to or greater than (1) one-fifth of all voting power, (2) one-third of all voting power, or (3) a majority of all voting power. “Control share acquisition” means the acquisition by any person of beneficial ownership of Control Shares with certain exceptions, including an acquisition pursuant to certain agreements of merger or consolidation to which the corporation is a party, and purchases of shares directly from the corporation. The Control Share Acquisition Act applies to us.

Charter Amendments. With certain exceptions, an amendment to our Articles of Incorporation, including a provision to increase our authorized capital stock or to authorize an additional class of capital stock, may be effected if the amendment is recommended to our shareholders by our Board of Directors and if the votes cast by shareholders in favor of the amendment exceed the votes cast against it.

Merger, Share Exchange, Sale of Assets, and Dissolution. In general, North Carolina law requires that any merger, share exchange, voluntary liquidation, or transfer of substantially all the assets (other than in the ordinary course of business) of or involving our company be recommended to shareholders by our Board of Directors and be approved by the affirmative vote of at least a majority of all outstanding shares of our common stock.

The North Carolina Shareholder Protection Act requires the affirmative vote of the holders of 95% of the outstanding shares of common stock (excluding shares owned by an “interested shareholder”) of a corporation (to which the Act applies) to approve certain business combinations between that corporation and an entity which owns more than 20% of the corporation’s voting shares. The Shareholder Protection Act applies to us.

Dividends. Holders of our common stock are entitled to dividends when, as and if declared by our board of directors from funds legally available, whether in cash or in stock. Since the source of funds for the payment of dividends to our shareholders and our other separate obligations will be dividends we receive from the Bank (as its sole shareholder), our ability to pay dividends will depend on factors which affect the Bank’s ability to pay dividends.

Under North Carolina law, the Bank’s Board of Directors may pay cash dividends from its undivided profits in amounts that it considers appropriate. However, North Carolina law provides that, during any period in which a bank’s surplus is less than 50% of its paid-in capital stock, the bank may not declare any dividend until it has transferred from undivided profits to surplus 25% of its undivided profits or any lesser percentage necessary to raise surplus to an amount equal to 50% of paid-in capital stock.

Miscellaneous. In any dissolution or liquidation, the holders of our common stock would be entitled to participate ratably in the distribution of assets legally available for distribution to our shareholders after payment of our debts. Our shareholders do not have preemptive rights to acquire other or additional shares which we might issue in the future, and they do not have any redemption, sinking fund or conversion rights.

First-Citizens Bank & Trust Company acts as a registrar and transfer agent for our common stock.

Charter and Bylaw Provisions Having Potential Anti-Takeover Effects. The following paragraphs summarize certain provisions of our Articles of Incorporation and Bylaws that may have the effect, or be used as a means, of delaying or preventing attempts to acquire control of our company.

Our Bylaws provide that, if the number of our directors is set at nine or more, then our Board of Directors shall be divided into three classes and our directors shall be elected to staggered three-year terms. At each annual meeting of our shareholders, the terms of directors in one class expire and a number of directors equal to the number of members of that class are elected to new three-year terms. The number of our directors is currently set at more than nine. Therefore, shareholders will vote on approximately one-third of our directors each year, and voting at two consecutive annual meetings will be required for shareholders to replace a majority of our Board of Directors.

Subject to certain limitations under North Carolina law, our Bylaws may be amended or repealed by either our Board of Directors or our shareholders. Therefore, our Board is authorized to amend or repeal Bylaws without the approval of our shareholders. However, a Bylaw adopted, amended or repealed by our shareholders may not be readopted, amended or repealed by the Board alone unless our Articles of Incorporation or a Bylaw adopted by our shareholders authorizes the Board to adopt, amend or repeal that particular Bylaw or the Bylaws generally.

Our Bylaws provide that special meetings of shareholders may be called only by or at the direction of our Chief Executive Officer or Board of Directors. Therefore, shareholders have no separate right to call a special meeting or to require that a special meeting be called.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro forma Financial Information.

Not applicable.

(c)	Exhibits. The following exhibits are being filed or furnished with this Report:

Exhibit No.	Exhibit Description
2.01	Agreement and Plan or Reorganization and Share Exchange dated May 15, 2007, between us and the Bank

3.01	Our Articles of Incorporation

3.02	Our Bylaws, as amended

10.01	Employment Agreement between the Bank and Gregory L. Gibson, as amended

10.02	Employment Agreement between the Bank and Vincent K. Rees, as amended

10.03	Employment Agreement between the Bank and Peggy H. Denny, as amended

10.04	Employment Agreement between the Bank and B. Lee Beason, as amended

10.05	Employment Agreement between the Bank and Kirk P. Robinson, as amended

10.06	Endorsement Split Dollar Agreement between the Bank and Gregory L. Gibson

10.07	Endorsement Split Dollar Agreement between the Bank and Vincent K. Rees

10.08	Endorsement Split Dollar Agreement between the Bank and Peggy H. Denny

10.09	Endorsement Split Dollar Agreement between the Bank and B. Lee Beason

10.10	Endorsement Split Dollar Agreement between the Bank and Kirk P. Robinson

10.11	Split Dollar Insurance Plan, Election Form, and Policy Endorsement between the Bank and Mary K. Dopko

10.12	Salary Continuation Agreement between the Bank and Gregory L. Gibson

10.13	Salary Continuation Agreement between the Bank and Vincent K. Rees

10.14	Salary Continuation Agreement between the Bank and Peggy H. Denny

10.15	Salary Continuation Agreement between the Bank and B. Lee Beason

10.16	Salary Continuation Agreement between the Bank and Kirk P. Robinson

10.17	Employee Stock Option Plan (as assumed by us from the Bank)

10.18	Amendment No. 1 to Employee Stock Option Plan (as assumed by us from the Bank)

10.19	Form of Employee Stock Option Agreement

10.20		Director Stock Option Plan (as assumed by us from the Bank)

10.21		Amendment No. 1 to Director Stock Option Plan (as assumed by us from the Bank)

10.22		Form of Director Stock Option Agreement

10.23		Section 1.2(g) of the Agreement and Plan of Reorganization and Share Exchange dated May 15, 2007, between us and the Bank pertaining to our assumption of the Bank’s Employee Stock Option Plan, Director Stock Option Plan and outstanding stock options (incorporated by reference from Exhibit 2.01)

99.01	(1)	The Bank’s Annual Report on Form 10-K for the year ended December 31, 2007

99.02	(1)	The Bank’s Annual Report on Form 10-K/A for the year ended December 31, 2007

99.03	(1)	The Bank’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008

99.04	(1)	The Bank’s Current Report on Form 8-K dated January 2, 2008

99.05	(1)	The Bank’s Current Report on Form 8-K dated February 6, 2008

99.06	(1)	The Bank’s Current Report on Form 8-K dated March 26, 2008 (Exhibits to this 8-K are incorporated by reference to Exhibits 10.11 thru 10.16 hereof)

99.07	(1)	The Bank’s Current Report on Form 8-K dated April 30, 2008

99.08	(1)	The Bank’s Current Report on Form 8-K dated May 6, 2008

(1)	As originally filed by the Bank with the Federal Deposit Insurance Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this Report to be signed on our behalf by the undersigned thereunto duly authorized.

1ST FINANCIAL SERVICES CORPORATION
(Registrant)

Date: May 30, 2008	By:	/s/ Gregory L. Gibson
Gregory L. Gibson
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.		Exhibit Description
2.01		Agreement and Plan or Reorganization and Share Exchange dated May 15, 2007, between us and the Bank

3.01		Our Articles of Incorporation

3.02		Our Bylaws, as amended

10.01		Employment Agreement between the Bank and Gregory L. Gibson, as amended

10.02		Employment Agreement between the Bank and Vincent K. Rees, as amended

10.03		Employment Agreement between the Bank and Peggy H. Denny, as amended

10.04		Employment Agreement between the Bank and B. Lee Beason, as amended

10.05		Employment Agreement between the Bank and Kirk P. Robinson, as amended

10.06		Endorsement Split Dollar Agreement between the Bank and Gregory L. Gibson

10.07		Endorsement Split Dollar Agreement between the Bank and Vincent K. Rees

10.08		Endorsement Split Dollar Agreement between the Bank and Peggy H. Denny

10.09		Endorsement Split Dollar Agreement between the Bank and B. Lee Beason

10.10		Endorsement Split Dollar Agreement between the Bank and Kirk P. Robinson

10.11		Split Dollar Insurance Plan, Election Form, and Policy Endorsement between the Bank and Mary K. Dopko

10.12		Salary Continuation Agreement between the Bank and Gregory L. Gibson

10.13		Salary Continuation Agreement between the Bank and Vincent K. Rees

10.14		Salary Continuation Agreement between the Bank and Peggy H. Denny

10.15		Salary Continuation Agreement between the Bank and B. Lee Beason

10.16		Salary Continuation Agreement between the Bank and Kirk P. Robinson

10.17		Employee Stock Option Plan (as assumed by us from the Bank)

10.18		Amendment No. 1 to Employee Stock Option Plan. (as assumed by us from the Bank)

10.19		Form of Employee Stock Option Agreement

10.20		Director Stock Option Plan (as assumed by us from the Bank)

10.21		Amendment No. 1 to Director Stock Option Plan. (as assumed by us from the Bank)

10.22		Form of Director Stock Option Agreement

10.23		Section 1.2(g) of the Agreement and Plan of Reorganization and Share Exchange dated May 15, 2007, between us and the Bank pertaining to our assumption of the Bank’s Employee Stock Option Plan, Director Stock Option Plan and outstanding stock options (incorporated by reference from Exhibit 2.01)

99.01	(1)	The Bank’s Annual Report on Form 10-K for the year ended December 31, 2007

99.02	(1)	The Bank’s Annual Report on Form 10-K/A for the year ended December 31, 2007

99.03	(1)	The Bank’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008

99.04	(1)	The Bank’s Current Report on Form 8-K dated January 2, 2008

99.05	(1)	The Bank’s Current Report on Form 8-K dated February 6, 2008

99.06	(1)	The Bank’s Current Report on Form 8-K dated March 26, 2008 (Exhibits to this 8-K are incorporated by reference to Exhibits 10.11 thru 10.16 hereof)

99.07	(1)	The Bank’s Current Report on Form 8-K dated April 30, 2008

99.08	(1)	The Bank’s Current Report on Form 8-K dated May 6, 2008

(1)	As originally filed by the Bank with the Federal Deposit Insurance Corporation.